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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08363

     Evergreen Select Equity Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for two of its series, Evergreen Special Equity Fund and Evergreen Strategic Growth Fund, for the year ended September 30, 2007. These two series have a September 30 fiscal year end.

Date of reporting period: September 30, 2007

Item 1 - Reports to Stockholders.

Evergreen Special Equity Fund

Evergreen

SPECIAL EQUITY FUND

Annual Report
as of September 30, 2007

Evergreen Investments℠
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
30	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
31	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2007

Dennis H. Ferro
President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Special Equity Fund for the twelvemonth period ended September 30, 2007.

The U.S. stock market produced solid returns during an eventful twelve-month period. It was a period that began and that ended amid worries about a weakening housing market, rising oil prices and the possibility of economic downturn. Moreover, the general upward surge in stock prices was interrupted twice within the period by dramatic stock sell-offs. However, through it all, dynamic global growth trends and strong corporate earnings combined to drive equity prices higher. The fiscal year also witnessed changes in leadership in the domestic equity market. Reversing multi-year trends, growth stocks started to outperform value stocks, while large cap stocks gained a performance edge over small and mid cap equities. Outside the U.S., stocks did even better than in domestic markets, with emerging market equities delivering particularly strong results, propelled by strong global growth trends.

The domestic fixed income markets also saw changes in sentiment. While high yield and other credit-sensitive securities tended to outperform for the full period, Treasuries and other high-grade securities gained a distinct advantage in the final weeks of the period.

LETTER TO SHAREHOLDERS continued

Despite the weakness in the housing market, related problems in the subprime mortgage industry and some apparent slowing of job growth in the closing weeks of the fiscal year, the economy continued to grow throughout the twelve-month period. Rising corporate capital investments, resilient strength in consumer purchasing, increasing government spending and brisk export activity combined to propel the economy ahead. Gross Domestic Product grew at an annual rate of 3.8% in the second quarter of 2007 and then accelerated slightly to a rate of 3.9% in the third quarter, as reported by the U.S. Bureau of Economic Analysis. Nevertheless, the capital markets, roiled by the subprime and housing industry concerns, appeared increasingly volatile, leading the U.S. Federal Reserve Board (the “Fed”) to adjust its policy late in the period and to inject additional liquidity into the financial system. The nation’s central bank cut the discount rate in August, and then followed up by reducing the influential fed funds rate from 5.25% to 4.75% in September while also cutting the discount rate again. A month later, after the fiscal period ended, the Fed cut the key fed funds rate once again, this time by 25 basis points, to 4.5% .

During the fiscal year, the management teams of Evergreen’s growth-oriented equity funds sought out opportunities for capital appreciation consistent with each fund’s investment discipline. Managers of Evergreen Strategic Growth Fund, for example,

LETTER TO SHAREHOLDERS continued

emphasized large cap companies that they believed offered superior growth potential. Meanwhile, the portfolio manager of Evergreen Special Equity Fund focused on small company growth stocks, employing a principally quantitative process to identify stocks that are attractive on the basis of valuation, quality and sentiment.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

FUND AT A GLANCE
as of September 30, 2007

MANAGEMENT TEAM
Investment Advisor:
• Evergreen Investment Management Company, LLC

Portfolio Manager:
• William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS
Portfolio inception date: 3/15/1994

	Class A	Class B	Class C	Class I	Class IS
Class inception date	8/30/1999	8/30/1999	8/30/1999	3/15/1994	3/15/1994

Nasdaq symbol	ESEAX	ESEBX	ESQCX	ESDDX	ESSEX

Average annual return*

1-year with sales charge	3.40%	3.95%	8.04%	N/A	N/A

1-year w/o sales charge	9.71%	8.95%	9.04%	10.03%	9.82%

5-year	13.19%	13.50%	13.74%	14.89%	14.60%

10-year	5.77%	5.80%	5.80%	6.71%	6.45%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Historical performance shown for Classes A, B and C prior to their inception is based on Class IS.

Historical performance shown for Class IS prior to 7/27/1998 is based on the performance of the Class A shares of the fund’s predecessor fund, CoreFund Special Equity Fund and reflects the same 0.25% 12b-1 fee applicable to Classes A and IS at that time. Historical performance shown for Class I prior to 7/27/1998 is based on the performance of the Class Y shares of the fund’s predecessor fund. The performance has not been adjusted to reflect the differences in each class’ 12b-1 fee. The fund incurs 12b-1 fees of 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not and Class Y did not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Special Equity Fund Class A shares versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 9.71% for the twelve-month period ended September 30, 2007, excluding any applicable sales charges. During the same period, the Russell 2000 Growth returned 18.94% .

The fund seeks capital growth.

The fund invests principally in a full range of small company growth stocks, using a disciplined stock selection process based on propriety research and analysis of company fundamentals and market data. This strategy is principally quantitative and objective in nature, as we seek to identify stocks that are attractive on the basis of valuation, quality and sentiment. We manage volatility and risk both with state-of-the art tools and traditional research to help ensure we maintain a well diversified portfolio of stocks with characteristics, in the aggregate, similar to the benchmark Russell 2000 Growth.

Stock selection was the primary factor in the fund’s underperformance relative to its benchmark. Performance was particularly disappointing in Information Technology, which comprises almost one-quarter of the total benchmark by weight. Holdings in the Industrials and Health Care sectors also detracted from relative returns. Within the Information Technology sector, the lack of exposure to aQuantive, Inc., a digital marketing company, hurt relative results. The company’s share price received a substantial boost after Microsoft announced a takeover bid. In Industrials, Corporate Executive Board, which provides research and quantitative analysis focusing on corporate strategy, performed poorly as its growth decelerated. We have eliminated the position. In Health Care, Palomar Medical Technologies was a major disappointment. Palomar, which develops light-based technologies for cosmetic procedures, performed poorly as a result of reduced profit margins.

Despite overall underperformance, stock selection did add value in the Consumer Discretionary and Telecommunication Services sectors. One example of positive stock selection was Deckers Outdoor Corp., a Georgia-based Consumer Discretionary holding whose principal business is the design and marketing of footwear. Deckers generated a 130% return for the twelvemonth period, based on stronger-than-expected growth in revenues and earnings. While the stock has become less attractive based on its valuation, the company’s growth prospects remain favorable and we have maintained an active weight in the position. Chipotle Mexican Grill, a Denver-based chain of casual Mexican restaurants with operations in 26 states, was also a strong performer. Chipotle’s shares produced a 35% return, based on strong revenue and earnings growth. In Telecommunication Services, Dobson Communications, an Oklahoma-based wireless service provider, was a standout performer as it received a takeover offer from AT&T.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2007, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	4/1/2007	9/30/2007	Period*

Actual
Class A	$ 1,000.00	$ 995.84	$ 8.46
Class B	$ 1,000.00	$ 991.95	$12.03
Class C	$ 1,000.00	$ 992.67	$12.09
Class I	$ 1,000.00	$ 996.67	$ 7.11
Class IS	$ 1,000.00	$ 995.87	$ 8.36
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,016.60	$ 8.54
Class B	$ 1,000.00	$ 1,012.99	$12.16
Class C	$ 1,000.00	$ 1,012.94	$12.21
Class I	$ 1,000.00	$ 1,017.95	$ 7.18
Class IS	$ 1,000.00	$ 1,016.70	$ 8.44

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.69% for Class A, 2.41% for Class B, 2.42% for Class C, 1.42% for Class I and 1.67% for Class IS), multiplied by the average account value over the period, multiplied by 183 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 13.60	$ 13.06	$ 11.56	$ 10.86	$ 7.57

Income from investment operations
Net investment income (loss)	(0.11)[1]	(0.16)[1]	(0.14)	(0.14)[1]	(0.10)[1]
Net realized and unrealized gains or losses on investments	1.42	0.70	1.64	0.84	3.39

Total from investment operations	1.31	0.54	1.50	0.70	3.29

Distributions to shareholders from
Net realized gains	(0.53)	0	0	0	0

Net asset value, end of period	$ 14.38	$ 13.60	$ 13.06	$ 11.56	$ 10.86

Total return[2]	9.71%	4.13%	12.98%	6.45%	43.46%

Ratios and supplemental data
Net assets, end of period (thousands)	$34,161	$40,018	$86,673	$87,240	$56,644
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.69%	1.62%	1.62%	1.57%	1.57%
Expenses excluding waivers/reimbursements and expense reductions	1.70%	1.62%	1.62%	1.57%	1.62%
Net investment income (loss)	(0.77%)	(1.12%)	(1.01%)	(1.20%)	(1.14%)
Portfolio turnover rate	74%	105%	138%	221%	149%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 12.93	$ 12.50	$ 11.14	$ 10.54	$ 7.40

Income from investment operations
Net investment income (loss)	(0.20)[1]	(0.24)[1]	(0.21)[1]	(0.22)[1]	(0.16)[1]
Net realized and unrealized gains or losses on investments	1.35	0.67	1.57	0.82	3.30

Total from investment operations	1.15	0.43	1.36	0.60	3.14

Distributions to shareholders from
Net realized gains	(0.53)	0	0	0	0

Net asset value, end of period	$ 13.55	$ 12.93	$ 12.50	$ 11.14	$ 10.54

Total return[2]	8.95%	3.44%	12.21%	5.69%	42.43%

Ratios and supplemental data
Net assets, end of period (thousands)	$14,048	$23,808	$28,546	$33,438	$34,722
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.40%	2.33%	2.32%	2.27%	2.28%
Expenses excluding waivers/reimbursements and expense reductions	2.40%	2.33%	2.32%	2.27%	2.33%
Net investment income (loss)	(1.48%)	(1.81%)	(1.71%)	(1.90%)	(1.83%)
Portfolio turnover rate	74%	105%	138%	221%	149%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 12.92	$ 12.50	$ 11.14	$ 10.53	$ 7.40

Income from investment operations
Net investment income (loss)	(0.20)[1]	(0.24)[1]	(0.21)[1]	(0.22)[1]	(0.16)[1]
Net realized and unrealized gains or losses on investments	1.36	0.66	1.57	0.83	3.29

Total from investment operations	1.16	0.42	1.36	0.61	3.13

Distributions to shareholders from
Net realized gains	(0.53)	0	0	0	0

Net asset value, end of period	$ 13.55	$ 12.92	$ 12.50	$ 11.14	$ 10.53

Total return[2]	9.04%	3.36%	12.21%	5.79%	42.30%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,143	$11,572	$15,080	$19,678	$18,723
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.40%	2.34%	2.32%	2.27%	2.28%
Expenses excluding waivers/reimbursements and expense reductions	2.40%	2.34%	2.32%	2.27%	2.33%
Net investment income (loss)	(1.48%)	(1.81%)	(1.71%)	(1.90%)	(1.83%)
Portfolio turnover rate	74%	105%	138%	221%	149%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 14.08	$ 13.48	$ 11.89	$ 11.14	$ 7.74

Income from investment operations
Net investment income (loss)	(0.07)[1]	(0.12)[1]	(0.09)[1]	(0.11)[1]	(0.07)[1]
Net realized and unrealized gains or losses on investments	1.47	0.72	1.68	0.86	3.47

Total from investment operations	1.40	0.60	1.59	0.75	3.40

Distributions to shareholders from
Net realized gains	(0.53)	0	0	0	0

Net asset value, end of period	$ 14.95	$ 14.08	$ 13.48	$ 11.89	$ 11.14

Total return	10.03%	4.45%	13.37%	6.73%	43.93%

Ratios and supplemental data
Net assets, end of period (thousands)	$57,656	$91,961	$149,132	$259,438	$247,412
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.40%	1.33%	1.31%	1.27%	1.28%
Expenses excluding waivers/reimbursements and expense reductions	1.40%	1.33%	1.31%	1.27%	1.33%
Net investment income (loss)	(0.48%)	(0.81%)	(0.72%)	(0.90%)	(0.82%)
Portfolio turnover rate	74%	105%	138%	221%	149%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS IS	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 13.66	$ 13.10	$ 11.59	$ 10.89	$ 7.59

Income from investment operations
Net investment income (loss)	(0.11)[1]	(0.15)[1]	(0.12)[1]	(0.14)[1]	(0.09)[1]
Net realized and unrealized gains or losses on investments	1.44	0.71	1.63	0.84	3.39

Total from investment operations	1.33	0.56	1.51	0.70	3.30

Distributions to shareholders from
Net realized gains	(0.53)	0	0	0	0

Net asset value, end of period	$14.46	$13.66	$13.10	$11.59	$10.89

Total return	9.82%	4.27%	13.03%	6.43%	43.48%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,326	$2,689	$2,916	$3,456	$2,878
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.66%	1.59%	1.57%	1.52%	1.53%
Expenses excluding waivers/reimbursements and expense reductions	1.66%	1.59%	1.57%	1.52%	1.58%
Net investment income (loss)	(0.74%)	(1.05%)	(0.96%)	(1.15%)	(1.07%)
Portfolio turnover rate	74%	105%	138%	221%	149%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2007
	Shares	Value

COMMON STOCKS 99.5%
CONSUMER DISCRETIONARY 17.5%
Diversified Consumer Services 3.8%
DeVry, Inc.	39,265	$ 1,453,198
ITT Educational Services, Inc. *	6,459	785,996
Jackson Hewitt Tax Service, Inc.	24,241	677,778
Sotheby’s Holdings, Inc.	31,331	1,497,308

		4,414,280

Hotels, Restaurants & Leisure 3.7%
Buffalo Wild Wings, Inc.	19,100	720,452
Chipotle Mexican Grill, Inc., Class A * (p)	11,252	1,329,199
Denny’s Corp. *	165,788	663,152
Dover Downs Gaming & Entertainment, Inc. (p)	50,333	522,960
IHOP Corp.	9,704	614,554
Vail Resorts, Inc. *	8,527	531,147

		4,381,464

Household Durables 0.5%
Kimball International, Inc., Class B	48,760	554,889

Internet & Catalog Retail 1.1%
Gaiam, Inc., Class A (p)	21,807	524,022
priceline.com, Inc. *	3,856	342,220
Valuevision Media, Inc., Class A	54,418	403,238

		1,269,480

Media 1.7%
Arbitron, Inc.	12,299	557,637
Global Sources, Ltd. * (p)	32,725	725,513
Marvel Entertainment, Inc.	33,109	776,075

		2,059,225

Specialty Retail 3.7%
Aeropostale, Inc. *	49,046	934,817
Gymboree Corp. *	28,179	993,028
Jos. A. Bank Clothiers, Inc. * (p)	24,512	819,191
Men’s Wearhouse, Inc.	20,220	1,021,514
Select Comfort Corp. * (p)	40,639	566,914

		4,335,464

Textiles, Apparel & Luxury Goods 3.0%
Deckers Outdoor Corp. *	11,744	1,289,491
Fossil, Inc. *	21,032	785,756
Skechers USA, Inc., Class A *	21,550	476,255
Under Armour, Inc., Class A	2,631	157,386
Warnaco Group, Inc. *	21,376	835,160

		3,544,048

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007
	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 3.3%
Beverages 0.2%
MGP Ingredients, Inc. (p)	22,924	$ 235,429

Food & Staples Retailing 1.1%
Longs Drug Stores Corp.	18,372	912,537
Pathmark Stores, Inc.	34,671	442,055

		1,354,592

Food Products 0.5%
Ralcorp Holdings, Inc. *	10,450	583,319

Personal Products 1.5%
American Oriental Bioengineering, Inc. *	93,793	1,045,792
NBTY, Inc. *	16,831	683,339

		1,729,131

ENERGY 6.0%
Energy Equipment & Services 2.2%
Grey Wolf, Inc. *	85,626	560,850
Gulf Island Fabrication, Inc.	22,358	858,324
Hornbeck Offshore Services, Inc. * (p)	12,926	474,384
Parker Drilling Co. *	83,508	678,085

		2,571,643

Oil, Gas & Consumable Fuels 3.8%
Bois D’Arc Energy, Inc. *	35,964	689,430
Comstock Resources, Inc. *	29,209	900,806
Holly Corp.	11,770	704,199
PetroQuest Energy, Inc. *	58,595	628,724
Rosetta Resources, Inc.	39,713	728,337
World Fuel Services Corp.	21,240	866,804

		4,518,300

FINANCIALS 6.5%
Capital Markets 1.8%
Knight Capital Group, Inc., Class A *	36,791	440,020
optionsXpress Holdings, Inc.	24,720	646,181
Waddell & Reed Financial, Inc., Class A	37,788	1,021,410

		2,107,611

Consumer Finance 1.2%
Asta Funding, Inc. (p)	17,044	653,126
World Acceptance Corp. *	20,435	675,990

		1,329,116

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007
	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 2.4%
Delphi Financial Group, Inc., Class A	10,342	$ 418,023
National Interstate Corp.	20,189	621,619
Reinsurance Group of America, Inc.	17,361	984,195
Zenith National Insurance Corp.	17,585	789,391

		2,813,228

Real Estate Investment Trusts 1.1%
FelCor Lodging Trust, Inc.	34,446	686,509
Getty Realty Corp.	23,301	633,787

		1,320,296

HEALTH CARE 21.0%
Biotechnology 5.1%
Arena Pharmaceuticals, Inc. *	40,691	445,567
ArQule, Inc. *	45,555	324,807
Cell Genesys, Inc. * (p)	134,437	513,549
Cubist Pharmaceuticals, Inc. *	37,774	798,165
CV Therapeutics, Inc. *	56,512	507,478
Enzon Pharmaceuticals, Inc. *	77,636	683,973
Incyte Corp. *	98,661	705,426
Lexicon Genetics, Inc. *	161,578	559,060
OSI Pharmaceuticals, Inc. *	23,097	785,067
Renovis, Inc. *	125,712	485,248
Telik, Inc. * (p)	67,928	197,671

		6,006,011

Health Care Equipment & Supplies 7.9%
Align Technology, Inc. *	32,304	818,260
Dade Behring Holdings, Inc.	10,989	839,010
Greatbatch, Inc. * (p)	33,751	897,439
ICU Medical, Inc. *	17,373	673,204
Immucor, Inc. *	30,168	1,078,506
Mentor Corp. (p)	23,523	1,083,234
Meridian Bioscience, Inc.	29,385	890,953
Palomar Medical Technologies, Inc. *	16,570	472,079
Quidel Corp. *	44,430	869,051
STERIS Corp.	29,568	808,094
West Pharmaceutical Services, Inc.	19,282	803,288

		9,233,118

Health Care Providers & Services 4.2%
Centene Corp. *	28,367	610,174
HealthSpring, Inc. *	42,190	822,705
Matria Healthcare, Inc.	33,076	865,268
MedCath Corp. *	21,081	578,884

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007
	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services continued
Molina Healthcare, Inc. *	24,528	$ 889,631
Sun Healthcare Group, Inc. *	68,269	1,140,775

		4,907,437

Life Sciences Tools & Services 0.8%
PAREXEL International Corp. *	22,906	945,331

Pharmaceuticals 3.0%
Alpharma, Inc., Class A *	18,852	402,679
K-V Pharmaceutical Co., Class A (p)	30,834	881,852
Par Pharmaceutical Companies, Inc. *	22,382	415,410
Sciele Pharma, Inc. * (p)	37,820	984,076
Valeant Pharmaceuticals International	54,760	847,685

		3,531,702

INDUSTRIALS 16.9%
Aerospace & Defense 2.3%
Ceradyne, Inc. *	13,713	1,038,623
Cubic Corp.	17,929	756,066
Curtiss-Wright Corp.	18,267	867,682

		2,662,371

Air Freight & Logistics 0.8%
Hub Group Inc., Class A *	32,614	979,398
Commercial Services & Supplies 5.3%
COMSYS IT Partners, Inc.	29,101	489,188
Heidrick & Struggles International, Inc. *	14,741	537,309
IHS, Inc., Class A	14,085	795,662
Knoll, Inc. (p)	44,286	785,633
Korn/Ferry International	29,284	483,479
Labor Ready, Inc. *	31,643	585,712
Layne Christensen Co.	15,815	877,416
Spherion Corp. *	97,730	807,250
United Stationers, Inc. *	16,409	911,028

		6,272,677

Construction & Engineering 0.7%
Perini Corp. *	14,434	807,294

Electrical Equipment 3.7%
Acuity Brands, Inc.	18,224	919,947
Belden, Inc.	19,700	924,127
General Cable Corp. *	8,065	541,323
II-VI, Inc.	22,417	774,059
Thomas & Betts Corp. *	14,359	842,012
Vicor Corp.	23,268	282,008

		4,283,476

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007
	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 2.9%
Accuride Corp. *	39,647	$ 480,125
American Railcar Industries, Inc.	12,818	282,252
Astec Industries, Inc.	20,130	1,156,469
Mueller Industries, Inc.	16,648	601,659
Wabtec	23,381	875,852

		3,396,357

Marine 0.6%
Horizon Lines, Inc.	22,403	683,964

Trading Companies & Distributors 0.6%
Applied Industrial Technologies, Inc.	24,055	741,616

INFORMATION TECHNOLOGY 24.0%
Communications Equipment 3.2%
Arris Group, Inc. *	50,587	624,749
Comtech Group, Inc.	30,712	559,266
Comtech Telecommunications Corp. *	17,605	941,691
InterDigital, Inc.	10,293	213,889
Oplink Communications, Inc.	35,267	481,747
Polycom, Inc. *	16,157	433,977
Tekelec *	41,829	506,131

		3,761,450

Computers & Peripherals 0.6%
Brocade Communications Systems, Inc. *	77,267	661,405

Electronic Equipment & Instruments 3.8%
Anixter International, Inc.	7,315	603,122
Cogent, Inc. * (p)	35,806	561,438
Coherent, Inc. *	15,235	488,739
Flir Systems, Inc. *	15,020	831,958
Itron, Inc. * (p)	7,333	682,482
Littelfuse, Inc. *	14,579	520,324
LoJack Corp.	28,506	540,474
Optimal Group, Inc., Class A *	38,375	207,225

		4,435,762

Internet Software & Services 4.4%
Bankrate, Inc. * (p)	12,573	579,867
Chordiant Software, Inc.	36,623	507,595
DealerTrack Holdings, Inc.	16,284	681,974
Digital River, Inc. *	16,128	721,728
Greenfield Online, Inc. *	36,947	563,442
Interwoven, Inc. *	42,549	605,472
Travelzoo, Inc. *	9,396	215,638
ValueClick, Inc. *	35,116	788,705
Websense, Inc. *	28,192	556,228

		5,220,649

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007
	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services 1.7%
Acxiom Corp.	21,720	$ 429,839
Heartland Payment Systems, Inc. (p)	16,459	422,996
MPS Group, Inc. *	45,439	506,645
Sykes Enterprises, Inc. *	35,147	583,792

		1,943,272

Semiconductors & Semiconductor Equipment 4.5%
Advanced Energy Industries, Inc. *	34,119	515,197
Amkor Technology, Inc. *	46,338	533,814
Cymer, Inc. *	15,863	608,981
Exar Corp. *	35,773	467,195
Mattson Technology, Inc. *	51,076	441,807
Micrel, Inc. *	58,108	627,566
Sigma Designs, Inc.	22,275	1,074,546
Silicon Storage Technology, Inc. *	103,809	334,265
Zoran Corp. *	34,305	692,961

		5,296,332

Software 5.8%
Actuate Corp. *	86,803	559,879
Blackboard, Inc. *	16,133	739,537
Informatica Corp. *	40,403	634,327
Jack Henry & Associates, Inc.	24,537	634,527
Manhattan Associates, Inc. *	20,602	564,701
Micros Systems, Inc. *	18,215	1,185,250
MicroStrategy, Inc., Class A *	5,886	466,995
Nuance Communications, Inc. (p)	49,267	951,346
SPSS, Inc.	12,762	525,029
THQ, Inc.	23,541	588,054

		6,849,645

MATERIALS 3.0%
Chemicals 0.8%
Arch Chemicals, Inc.	19,103	895,549

Construction Materials 0.5%
Headwaters, Inc. * (p)	38,576	574,011

Containers & Packaging 1.0%
Greif Bros. Corp., Class A	20,496	1,243,697

Metals & Mining 0.7%
Cleveland-Cliffs, Inc.	9,428	829,381

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007
	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 1.3%
Wireless Telecommunication Services 1.3%
Dobson Communications Corp., Class A *	82,440	$ 1,054,408
Syniverse Holdings, Inc. *	25,579	406,706

		1,461,114

Total Common Stocks (cost $112,558,325)		116,744,534

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 10.8%
MUTUAL FUND SHARE 0.6%
AIM Short-Term Investments Trust Government & Agency Portfolio,
Class I, 4.83% q	626,652	626,652

	Principal
	Amount	Value

REPURCHASE AGREEMENTS ^ 10.2%
ABN Amro, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007, maturity
value $1,000,444	$ 1,000,000	1,000,000
Banc of America Securities, LLC., 5.32%, dated 09/28/2007, maturing 10/01/2007,
maturity value $2,000,887	2,000,000	2,000,000
BNP Paribas Securities, 5.33%, dated 09/28/2007, maturing 10/01/2007, maturity
value $1,000,444	1,000,000	1,000,000
Cantor Fitzgerald & Co., 5.45%, dated 09/28/2007, maturing 10/01/2007,
maturity value $1,000,454	1,000,000	1,000,000
Credit Suisse First Boston, LLC, 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $1,000,444	1,000,000	1,000,000
Dresdner Kleinwort Wasserstein Securities, LLC, 5.33%, dated 09/28/2007,
maturing 10/01/2007, maturity value $1,000,444	1,000,000	1,000,000
Greenwich Capital Markets, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $1,000,444	1,000,000	1,000,000
Lehman Brothers, Inc., 5.32%, dated 09/28/2007, maturing 10/01/2007, maturity
value $2,000,887	2,000,000	2,000,000
Merrill Lynch Pierce Fenner & Smith, Inc., 5.32%, dated 09/28/2007, maturing
10/01/2007, maturity value $1,000,443	1,000,000	1,000,000
Nomura Securities International, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $1,000,444	1,000,000	1,000,000

		12,000,000

Total Investments of Cash Collateral from Securities Loaned
(cost $12,626,652)		12,626,652

SHORT-TERM INVESTMENTS 1.7%
U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bills:
4.79%, 10/04/2007 ƒ †	100,000	99,960
4.85%, 10/18/2007 ƒ †	100,000	99,771

		199,731

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007
	Shares	Value

SHORT-TERM INVESTMENTS continued
MUTUAL FUND SHARES 1.5%
Evergreen Institutional Money Market Fund, Class I, 5.25% q ø	1,831,514	$ 1,831,514

Total Short-Term Investments (cost $2,031,245)		2,031,245

Total Investments (cost $127,216,222) 112.0%		131,402,431
Other Assets and Liabilities (12.0%)		(14,068,688)

Net Assets 100.0%		$ 117,333,743

*	Non-income producing security
(p)	All or a portion of this security is on loan.
^	Collateral is pooled with the collateral of other Evergreen funds and allocated on a pro-rata basis into 121 issues of high grade short-term securities such that sufficient collateral is applied to the respective repurchase agreement.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
†	Rate shown represents the yield to maturity at date of purchase.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments (excluding collateral from securities on loan) by sector as of September 30, 2007:

Information Technology	24.1%
Health Care	21.1%
Consumer Discretionary	17.6%
Industrials	17.0%
Financials	6.5%
Energy	6.1%
Consumer Staples	3.3%
Materials	3.0%
Telecommunication Services	1.3%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

Assets
Investments in securities, at value (cost $125,384,708) including $11,905,166
of securities loaned	$ 129,570,917
Investments in affiliated money market fund, at value (cost $1,831,514)	1,831,514

Total investments	131,402,431
Receivable for Fund shares sold	109,774
Dividends receivable	49,904
Receivable for securities lending income	14,681
Prepaid expenses and other assets	6,260

Total assets	131,583,050

Liabilities
Payable for Fund shares redeemed	1,560,220
Payable for securities on loan	12,626,652
Payable for daily variation margin on open futures contracts	13,750
Advisory fee payable	9,072
Distribution Plan expenses payable	1,983
Due to other related parties	3,621
Accrued expenses and other liabilities	34,009

Total liabilities	14,249,307

Net assets	$ 117,333,743

Net assets represented by
Paid-in capital	$ 100,965,799
Undistributed net investment loss	(8,372)
Accumulated net realized gains on investments	12,117,666
Net unrealized gains on investments	4,258,650

Total net assets	$ 117,333,743

Net assets consists of
Class A	$ 34,161,159
Class B	14,047,928
Class C	9,143,281
Class I	57,655,812
Class IS	2,325,563

Total net assets	$ 117,333,743

Shares outstanding (unlimited number of shares authorized)
Class A	2,374,782
Class B	1,036,677
Class C	674,902
Class I	3,856,333
Class IS	160,835

Net asset value per share
Class A	$ 14.38
Class A— Offering price (based on sales charge of 5.75%)	$ 15.26
Class B	$ 13.55
Class C	$ 13.55
Class I	$ 14.95
Class IS	$ 14.46

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment income
Dividends (net of foreign withholding taxes of $313)	$ 1,080,178
Securities lending	169,622
Income from affiliate	82,220
Interest	15,428

Total investment income	1,347,448

Expenses
Advisory fee	1,349,233
Distribution Plan expenses
Class A	116,168
Class B	204,979
Class C	107,764
Class IS	6,501
Administrative services fee	145,855
Transfer agent fees	365,409
Trustees’ fees and expenses	3,738
Printing and postage expenses	40,757
Custodian and accounting fees	49,405
Registration and filing fees	66,353
Professional fees	26,704
Interest expense	1,699
Other	7,474

Total expenses	2,492,039
Less: Expense reductions	(4,188)
Expense reimbursements	(5,607)

Net expenses	2,482,244

Net investment loss	(1,134,796)

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	18,584,858
Foreign currency related transactions	(15)
Futures contracts	112,153

Net realized gains on investments	18,696,996
Net change in unrealized gains or losses on investments	(1,219,210)

Net realized and unrealized gains or losses on investments	17,477,786

Net increase in net assets resulting from operations	$ 16,342,990

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2007		2006

Operations
Net investment loss	$ (1,134,796)		$ (2,533,353)
Net realized gains on investments	18,696,996		44,366,609
Net change in unrealized gains or losses
on investments	(1,219,210)		(27,253,242)

Net increase in net assets resulting from
operations	16,342,990		14,580,014

Distributions to shareholders from
Net realized gains
Class A	(1,479,032)		0
Class B	(930,721)		0
Class C	(447,911)		0
Class I	(3,171,113)		0
Class IS	(101,206)		0

Total distributions to shareholders	(6,129,983)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	503,571	7,316,735	1,198,981	16,963,829
Class B	52,269	716,105	130,472	1,752,014
Class C	26,986	367,979	105,039	1,399,865
Class I	404,092	5,945,376	1,107,886	16,085,169
Class IS	17,814	257,965	33,252	461,426

14,604,160			36,662,303

Net asset value of shares issued in
reinvestment of distributions
Class A	94,246	1,327,926	0	0
Class B	65,839	879,604	0	0
Class C	26,720	356,718	0	0
Class I	120,247	1,758,008	0	0
Class IS	5,985	84,742	0	0

4,406,998			0

Automatic conversion of Class B shares
to Class A shares
Class A	402,088	5,849,987	78,066	1,080,833
Class B	(425,570)	(5,849,987)	(81,849)	(1,080,833)

0			0

Payment for shares redeemed
Class A	(1,568,362)	(22,690,512)	(4,970,347)	(70,725,117)
Class B	(497,671)	(6,822,888)	(490,731)	(6,477,663)
Class C	(274,265)	(3,765,365)	(416,331)	(5,432,379)
Class I	(3,197,707)	(47,786,881)	(5,639,325)	(80,084,577)
Class IS	(59,815)	(872,378)	(58,904)	(821,567)

(81,938,024)			(163,541,303)

Net decrease in net assets resulting
from capital share transactions	(62,926,866)		(126,879,000)

Total decrease in net assets	(52,713,859)		(112,298,986)
Net assets
Beginning of period	170,047,602		282,346,588

End of period	$ 117,333,743		$ 170,047,602

Undistributed net investment loss	$ (8,372)		$ (8,518)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Special Equity Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class IS shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value

NOTES TO FINANCIAL STATEMENTS continued

as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Futures contracts

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

NOTES TO FINANCIAL STATEMENTS continued

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to dividends paid through share redemptions and net operating losses. During the year ended September 30, 2007, the following amounts were reclassified:

Paid-in capital	$ 4,418,226
Undistributed net investment loss	1,134,942
Accumulated net realized gains on investments	(5,553,168)

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.92% and declining to 0.70% as average daily net assets increase. For the year ended September 30, 2007, the advisory fee was equivalent to 0.92% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2007, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $5,607.

NOTES TO FINANCIAL STATEMENTS continued

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2007, the transfer agent fees were equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2007, the Fund paid brokerage commissions of $1,714 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2007, EIS received $2,872 from the sale of Class A shares and $31,975 and $1,132 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $107,069,592 and $165,798,789, respectively, for the year ended September 30, 2007.

At September 30, 2007, the Fund had open long futures contracts outstanding as follows:

Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	September 30, 2007	Gain

December 2007	5 Russell 2000 Index Futures	$ 1,960,559	$ 2,033,000	$ 72,441

NOTES TO FINANCIAL STATEMENTS continued

During the year ended September 30, 2007, the Fund loaned securities to certain brokers. At September 30, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $11,905,166 and $12,626,652, respectively.

On September 30, 2007, the aggregate cost of securities for federal income tax purposes was $127,311,487. The gross unrealized appreciation and depreciation on securities based on tax cost was $14,308,749 and $10,217,805, respectively, with a net unrealized appreciation of $4,090,944.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed
Long-term		Temporary
Capital	Unrealized	Book/Tax
Gain	Appreciation	Differences

$ 12,285,372	$ 4,090,944	($ 8,372)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and futures contracts. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid for the year ended September 30, 2007 was $140,028 of ordinary income and $5,989,955 of long-term capital gain. No distributions were paid for the year ended September 30, 2006.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At

NOTES TO FINANCIAL STATEMENTS continued

the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% .

During the year ended September 30, 2007, the Fund had average borrowings outstanding of $29,235 at an average rate of 5.81% and paid interest of $1,699.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

NOTES TO FINANCIAL STATEMENTS continued

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption on FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

13. SUBSEQUENT DISTRIBUTION

On November 15, 2007, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on November 14, 2007. The per share amounts payable on November 16, 2007 were as follows:

	Short-term	Long-term
	Capital Gains	Capital Gains

Class A	$ 0.1176	$ 1.6973
Class B	0.1176	1.6973
Class C	0.1176	1.6973
Class I	0.1176	1.6973

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Special Equity Fund, a series of the Evergreen Select Equity Trust, as of September 30, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Special Equity Fund as of September 30, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2007

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $5,989,955 for the fiscal year ended September 30, 2007.

For corporate shareholders, 24.09% of ordinary income dividends paid during the fiscal year ended September 30, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2007, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $4,126,306 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Special Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams,

ADDITIONAL INFORMATION (unaudited) continued

and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer

ADDITIONAL INFORMATION (unaudited) continued

mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the Evergreen funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds

ADDITIONAL INFORMATION (unaudited) continued

generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2006, the Fund’s Class I shares (the Fund’s oldest share class) had underperformed the Fund’s benchmark index, the Russell 2000 Growth Index. The Trustees also noted that, over the ten-year period ended December 31, 2006, the Fund’s Class I shares outperformed the Fund’s benchmark index. The Trustees also noted that the Fund’s Class I shares had underperformed a majority of the funds against which the Trustees compared the Fund’s performance for the one-, three-, and ten-year periods ended December 31, 2006, and that the Fund’s Class I shares performance was in the third quintile of the funds against which the Trustees compared the Fund’s performance for the five-year period ended December 31, 2006.

The Trustees noted that the Fund’s portfolio management had changed relatively recently, but that the new team’s investment process had not resulted in any significant improvements in performance. EIMC undertook to determine in the coming year whether that investment process was likely to result in an improvement in the Fund’s performance in future periods and to report back to the Trustees. The Trustees noted the portfolio manager’s quantitative approach and noted that the approach had not yet been applied by the portfolio management team as successfully to small capitalization stocks as it has been with larger capitalization stocks.

The Trustees noted that the Fund’s management fee was near but higher than the average management fee of the peer group against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those

ADDITIONAL INFORMATION (unaudited) continued

charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

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FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

563836 rv5 11/2007

Evergreen Investments™
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

563836  rv5    11/2007

Evergreen Strategic Growth Fund

Evergreen

STRATEGIC GROWTH FUND

Annual Report
as of September 30, 2007

Evergreen Investments℠
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
7	ABOUT YOUR FUND’S EXPENSES
8	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Strategic Growth Fund for the twelve-month period ended September 30, 2007.

The U.S. stock market produced solid returns during an eventful twelve-month period. It was a period that began and that ended amid worries about a weakening housing market, rising oil prices and the possibility of economic downturn. Moreover, the general upward surge in stock prices was interrupted twice within the period by dramatic stock sell-offs. However, through it all, dynamic global growth trends and strong corporate earnings combined to drive equity prices higher. The fiscal year also witnessed changes in leadership in the domestic equity market. Reversing multi-year trends, growth stocks started to outperform value stocks, while large cap stocks gained a performance edge over small and mid cap equities. Outside the U.S., stocks did even better than in domestic markets, with emerging market equities delivering particularly strong results, propelled by strong global growth trends.

The domestic fixed income markets also saw changes in sentiment. While high yield and other credit-sensitive securities tended to outperform for the full period, Treasuries and other high-grade securities gained a distinct advantage in the final weeks of the period.

1

LETTER TO SHAREHOLDERS continued

Despite the weakness in the housing market, related problems in the subprime mortgage industry and some apparent slowing of job growth in the closing weeks of the fiscal year, the economy continued to grow throughout the twelve-month period. Rising corporate capital investments, resilient strength in consumer purchasing, increasing government spending and brisk export activity combined to propel the economy ahead. Gross Domestic Product grew at an annual rate of 3.8% in the second quarter of 2007 and then accelerated slightly to a rate of 3.9% in the third quarter, as reported by the U.S. Bureau of Economic Analysis. Nevertheless, the capital markets, roiled by the subprime and housing industry concerns, appeared increasingly volatile, leading the U.S. Federal Reserve Board (the “Fed”) to adjust its policy late in the period and to inject additional liquidity into the financial system. The nation’s central bank cut the discount rate in August, and then followed up by reducing the influential fed funds rate from 5.25% to 4.75% in September while also cutting the discount rate again. A month later, after the fiscal period ended, the Fed cut the key fed funds rate once again, this time by 25 basis points, to 4.5% .

During the fiscal year, the management teams of Evergreen’s growth-oriented equity funds sought out opportunities for capital appreciation consistent with each fund’s investment discipline. Managers of Evergreen Strategic Growth Fund, for example,

2

LETTER TO SHAREHOLDERS continued

emphasized large cap companies that they believed offered superior growth potential. Meanwhile, the portfolio manager of Evergreen Special Equity Fund focused on small company growth stocks, employing a principally quantitative process to identify stocks that are attractive on the basis of valuation, quality and sentiment.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

3

FUND AT A GLANCE

as of September 30, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Managers:

• W. Shannon Reid, CFA

• David Chow, CFA

• Jay Zelko

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/31/1994

	Class A	Class B	Class C	Class I	Class IS	Class R
Class inception date	5/11/2001	5/11/2001	5/11/2001	11/24/1997	2/27/1998	10/10/2003

Nasdaq symbol	ESGAX	ESGBX	ESGTX	ESGIX	ESGSX	ESGRX

Average annual
return*

1-year with sales
charge	16.79%	18.03%	21.98%	N/A	N/A	N/A

1-year w/o sales
charge	23.90%	23.03%	22.98%	24.28%	24.00%	23.61%

5-year	11.42%	11.68%	11.94%	13.07%	12.81%	12.67%

10-year	5.66%	5.81%	5.81%	6.48%	6.22%	6.30%

Maximum	5.75%	5.00%	1.00%	N/A	N/A	N/A
sales charge	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C, IS and R prior to their inception is based on the performance of Class I, the original class offered. Historical performance for Classes I and IS prior to 11/24/1997 is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for Classes I and IS expenses, respectively. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions imposed by such Act. If the CTF had been registered, its performance might have been adversely affected. The historical returns for Classes A, B, C, IS and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C, IS and R would have been lower.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

Comparison of a $10,000 investment in the Evergreen Strategic Growth Fund Class A shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 23.90% for the twelve-month period ended September 30, 2007, excluding any applicable sales charges. During the same period, the Russell 1000 Growth returned 19.35% .

The fund’s objective is to seek long-term capital growth.

The fiscal year began with a variety of concerns for investors, including uncertainties created by a change in control of Congress, weakness in the housing market, rising energy costs and the apparent deceleration of domestic economic growth. However, these factors were offset by dynamic global growth trends and persistently improving corporate profitability. The domestic equity market ended the period with strong gains, despite two dramatic corrections during the course of the year. The period also saw two shifts in performance leadership: one from value stocks to growth stocks as investors gravitated toward earnings growth and predictability; and one from smaller cap to larger cap as investors moved toward quality, liquidity, exposure to the global economy and companies benefiting from a weak dollar.

During the final quarter of the fiscal year, we repositioned the fund, moving to an overweight position in the Information Technology sector and trimming our exposure to Financials. We reduced our emphasis on Financials because we believed the recent turmoil in the credit markets created an environment in which many financial companies may have difficulty maintaining their previous levels of earnings growth. Financial holdings we eliminated included Merrill Lynch, Prudential, The Principal Financial Group and Lincoln Financial Group. We also cut back our positions in Goldman Sachs and Morgan Stanley. In Information Technology, we believe we are in the early stages of a capital spending upturn as corporations begin to reconfigure their information networks to take advantage of new technology to reduce costs and to increase efficiency. Additionally, we believe internet traffic, internet advertising and e-commerce will continue to exhibit superior growth. We also retained an emphasis on the Industrials sector, although we reduced our exposure somewhat by selling positions in the aerospace industry, where we took profits in Boeing and parts company Precision Castparts. Finally, we retained our relatively low exposure to the

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2007, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY continued

Health Care sector, as we have not found many compelling investment opportunities.

Our investments in Information Technology and Industrials companies had the biggest positive impacts on results. Among our technology holdings, top performers included Apple, Cisco Systems, Google and Hewlett-Packard. Apple was a standout throughout the year, as it introduced its new iPhone product, continued to enjoy success in its iPod system, and gained market share in personal computers. In Industrials, we placed increased emphasis on engineering and construction companies, where holdings such as Fluor Corp., McDermott International and Jacobs Engineering Group all helped support fund performance. Although we reduced exposure to the aerospace group late in the period, we retained investments in Textron and Rockwell Collins, both of which did well. In Health Care, Express Scripts, Inc., a pharmacy benefits manager, was the leading contributor. Hologic, which produces a number of diagnostic imaging products, also added to results. Among our Consumer Discretionary holdings, both fast-foods chain McDonald’s and luxury goods retailer Coach performed very well, with McDonald’s emerging as the single largest individual contributor to results for the year.

Our largest detractors to overall performance were within the Health Care and Consumer Discretionary sectors. In Health Care, biotechnology firms Amgen and Genentech were major disappointments. We sold our position in Amgen, which has been facing pricing and competitive challenges to its Epogen franchise; however, we retained a holding in Genentech at the end of the fiscal year. Among Consumer Discretionary holdings, Office Depot, Best Buy and Lowe’s all underperformed. We sold all three companies because of our concerns about slowing retail sales.

6

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	4/1/2007	9/30/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,138.29	$ 5.74
Class B	$ 1,000.00	$ 1,134.56	$ 9.58
Class C	$ 1,000.00	$ 1,134.56	$ 9.58
Class I	$ 1,000.00	$ 1,140.17	$ 4.24
Class IS	$ 1,000.00	$ 1,138.74	$ 5.58
Class R	$ 1,000.00	$ 1,137.29	$ 7.07
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,019.70	$ 5.42
Class B	$ 1,000.00	$ 1,016.09	$ 9.05
Class C	$ 1,000.00	$ 1,016.09	$ 9.05
Class I	$ 1,000.00	$ 1,021.11	$ 4.00
Class IS	$ 1,000.00	$ 1,019.85	$ 5.27
Class R	$ 1,000.00	$ 1,018.45	$ 6.68

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.07% for Class A, 1.79% for Class B, 1.79% for Class C, 0.79% for Class I, 1.04% for Class IS and 1.32% for Class R), multiplied by the average account value over the period, multiplied by 183 / 365 days.

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$27.57	$26.70	$23.65	$22.16	$18.86

Income from investment operations
Net investment income (loss)	0.02	(0.02)	0.11	(0.04)[1]	(0.02)[1]
Net realized and unrealized gains or losses on investments	6.57	0.89	3.06	1.53	3.35
Total from investment operations	6.59	0.87	3.17	1.49	3.33

Distributions to shareholders from
Net investment income	0	0	(0.12)	0[2]	(0.03)

Net asset value, end of period	$34.16	$27.57	$26.70	$23.65	$22.16

Total return[3]	23.90%	3.26%	13.42%	6.73%	17.65%

Ratios and supplemental data
Net assets, end of period (thousands)	$7,379	$5,395	$5,259	$4,121	$7,031
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	1.07%	1.08%	1.05%	1.06%
Expenses excluding waivers/reimbursements and expense reductions	1.10%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss)	0.04%	(0.06%)	0.38%	(0.16%)	(0.11%)
Portfolio turnover rate	97%	97%	173%	145%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Amount represents less than $0.005 per share.

3 Excluding applicable sales charges

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$26.66	$26.00	$23.15	$21.84	$18.72

Income from investment operations
Net investment income (loss)	(0.20)[1]	(0.20)[1]	(0.08)	(0.22)[1]	(0.16)[1]
Net realized and unrealized gains or losses on investments	6.34	0.86	3.00	1.53	3.29
Total from investment operations	6.14	0.66	2.92	1.31	3.13

Distributions to shareholders from
Net investment income	0	0	(0.07)	0	(0.01)

Net asset value, end of period	$32.80	$26.66	$26.00	$23.15	$21.84

Total return[2]	23.03%	2.54%	12.61%	6.00%	16.72%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,645	$2,682	$2,659	$2,407	$1,795
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.77%	1.77%	1.78%	1.76%
Expenses excluding waivers/reimbursements and expense reductions	1.79%	1.77%	1.77%	1.78%	1.77%
Net investment income (loss)	(0.67%)	(0.76%)	(0.32%)	(0.94%)	(0.80%)
Portfolio turnover rate	97%	97%	173%	145%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$26.67	$26.00	$23.16	$21.85	$18.72

Income from investment operations
Net investment income (loss)	(0.20)[1]	(0.20)[1]	(0.06)[1]	(0.22)[1]	(0.17)[1]
Net realized and unrealized gains or losses on investments	6.32	0.87	2.97	1.53	3.31
Total from investment operations	6.12	0.67	2.91	1.31	3.14

Distributions to shareholders from
Net investment income	0	0	(0.07)	0	(0.01)

Net asset value, end of period	$32.79	$26.67	$26.00	$23.16	$21.85

Total return[2]	22.98%	2.58%	12.57%	6.00%	16.77%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,845	$1,742	$1,705	$2,164	$1,916
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.77%	1.77%	1.78%	1.77%
Expenses excluding waivers/reimbursements and expense reductions	1.79%	1.77%	1.77%	1.78%	1.78%
Net investment income (loss)	(0.68%)	(0.76%)	(0.25%)	(0.94%)	(0.80%)
Portfolio turnover rate	97%	97%	173%	145%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 27.83	$ 26.89	$ 23.81	$ 22.26	$ 18.91

Income from investment operations
Net investment income (loss)	0.12	0.07	0.18	0.02[1]	0.04[1]
Net realized and unrealized gains or losses on investments	6.62	0.89	3.08	1.55	3.35
Total from investment operations	6.74	0.96	3.26	1.57	3.39

Distributions to shareholders from
Net investment income	(0.08)	(0.02)	(0.18)	(0.02)	(0.04)

Net asset value, end of period	$ 34.49	$ 27.83	$ 26.89	$ 23.81	$ 22.26

Total return	24.28%	3.56%	13.74%	7.06%	17.93%

Ratios and supplemental data
Net assets, end of period (thousands)	$978,930	$1,389,589	$1,653,361	$1,392,850	$1,273,672
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.79%	0.77%	0.77%	0.78%	0.76%
Expenses excluding waivers/reimbursements and expense reductions	0.79%	0.77%	0.77%	0.78%	0.77%
Net investment income (loss)	0.33%	0.24%	0.69%	0.06%	0.21%
Portfolio turnover rate	97%	97%	173%	145%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS IS	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 27.41	$ 26.53	$ 23.50	$ 22.00	$ 18.72

Income from investment operations
Net investment income (loss)	0.02[1]	0[1]	0.11[1]	(0.05)[1]	(0.01)[1]
Net realized and unrealized gains or losses on investments	6.55	0.88	3.04	1.55	3.32
Total from investment operations	6.57	0.88	3.15	1.50	3.31

Distributions to shareholders from
Net investment income	(0.01)	0[2]	(0.12)	0[2]	(0.03)

Net asset value, end of period	$ 33.97	$ 27.41	$ 26.53	$ 23.50	$ 22.00

Total return	24.00%	3.32%	13.44%	6.83%	17.68%

Ratios and supplemental data
Net assets, end of period (thousands)	$15,124	$15,791	$16,920	$16,905	$14,924
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.04%	1.02%	1.02%	1.03%	1.01%
Expenses excluding waivers/reimbursements and expense reductions	1.04%	1.02%	1.02%	1.03%	1.02%
Net investment income (loss)	0.07%	(0.01%)	0.43%	(0.19%)	(0.04%)
Portfolio turnover rate	97%	97%	173%	145%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Amount represents less than $0.005 per share.

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS R	2007	2006	2005	2004[1]

Net asset value, beginning of period	$27.61	$26.79	$23.77	$23.27

Income from investment operations
Net investment income (loss)	(0.06)[2]	(0.07)[2]	0.13	(0.05)[2]
Net realized and unrealized gains or losses on investments	6.58	0.89	3.00	0.55
Total from investment operations	6.52	0.82	3.13	0.50

Distributions to shareholders from
Net investment income	0	0	(0.11)	0

Net asset value, end of period	$34.13	$27.61	$26.79	$23.77

Total return	23.61%	3.06%	13.18%	2.15%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 10	$ 6	$ 7	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.31%	1.28%	1.26%	1.05%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.31%	1.28%	1.26%	1.05%[3]
Net investment income (loss)	(0.20%)	(0.27%)	(0.03%)	(0.20%)[3]
Portfolio turnover rate	97%	97%	173%	145%

1 For the period from October 10, 2003 (commencem ent of class operations), to September 30, 2004.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Annualized

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS

September 30, 2007

	Shares	Value

COMMON STOCKS 99.5%
CONSUMER DISCRETIONARY 10.8%
Hotels, Restaurants & Leisure 3.9%
International Game Technology	132,625	$5,716,138
McDonald’s Corp.	306,550	16,697,778
Starwood Hotels & Resorts Worldwide, Inc.	278,290	16,906,117

		39,320,033

Internet & Catalog Retail 1.2%
Amazon.com, Inc. * (p)	129,400	12,053,610

Multi-line Retail 1.0%
Nordstrom, Inc. (p)	221,400	10,381,446

Specialty Retail 1.5%
TJX Cos.	519,470	15,100,993

Textiles, Apparel & Luxury Goods 3.2%
Coach, Inc. * (p)	342,090	16,170,595
Phillips-Van Heusen Corp. (p)	294,140	15,436,467

		31,607,062

CONSUMER STAPLES 8.7%
Beverages 3.5%
Hansen Natural Corp.	68,775	3,898,167
PepsiCo, Inc.	433,900	31,787,514

		35,685,681

Household Products 2.5%
Procter & Gamble Co.	353,823	24,887,910

Tobacco 2.7%
Altria Group, Inc. (p)	391,025	27,187,968

ENERGY 6.1%
Energy Equipment & Services 1.5%
Schlumberger, Ltd.	144,225	15,143,625

Oil, Gas & Consumable Fuels 4.6%
Chevron Corp.	172,225	16,116,816
Exxon Mobil Corp.	332,350	30,762,316

		46,879,132

FINANCIALS 3.8%
Capital Markets 3.8%
Franklin Resources, Inc.	109,350	13,942,125
Goldman Sachs Group, Inc.	17,650	3,825,461
Lehman Brothers Holdings, Inc.	233,725	14,427,844
Morgan Stanley	98,530	6,207,390

		38,402,820

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 11.3%
Biotechnology 2.2%
Genentech, Inc. * (p)	159,850	$12,471,497
Gilead Sciences, Inc. * (p)	221,740	9,062,514

		21,534,011

Health Care Equipment & Supplies 2.4%
Hologic, Inc. * (p)	123,350	7,524,350
Medtronic, Inc.	155,900	8,794,319
Zimmer Holdings, Inc. *	99,200	8,034,208

		24,352,877

Health Care Providers & Services 1.6%
Express Scripts, Inc. *	284,525	15,882,185

Pharmaceuticals 5.1%
Allergan, Inc.	206,890	13,338,198
Eli Lilly & Co.	152,975	8,708,867
Merck & Co., Inc.	572,255	29,579,861

		51,626,926

INDUSTRIALS 13.6%
Aerospace & Defense 7.1%
BE Aerospace, Inc. *	359,650	14,936,265
Lockheed Martin Corp.	202,375	21,955,664
Rockwell Collins Corp.	146,035	10,666,396
United Technologies Corp.	291,400	23,451,872

		71,010,197

Construction & Engineering 2.7%
Fluor Corp. (p)	73,175	10,535,736
Jacobs Engineering Group, Inc. *	124,125	9,381,367
Quanta Services, Inc. * (p)	282,350	7,468,158

		27,385,261

Electrical Equipment 2.1%
Emerson Electric Co.	398,955	21,232,385

Industrial Conglomerates 1.7%
McDermott International, Inc. *	119,950	6,486,896
Textron, Inc.	172,455	10,728,426

		17,215,322

INFORMATION TECHNOLOGY 39.8%
Communications Equipment 7.6%
Cisco Systems, Inc. *	1,302,665	43,131,238
Juniper Networks, Inc. * (p)	348,225	12,748,517
QUALCOMM, Inc.	317,040	13,398,111
Research In Motion, Ltd. *	72,000	7,095,600

		76,373,466

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 11.0%
Apple, Inc. *	189,890	$29,155,711
Dell, Inc. *	804,740	22,210,824
Hewlett-Packard Co.	651,470	32,436,691
International Business Machines Corp.	225,410	26,553,298

		110,356,524

Internet Software & Services 5.3%
eBay, Inc. *	531,280	20,730,545
Google, Inc., Class A *	57,899	32,844,366

		53,574,911

IT Services 0.9%
VeriFone Holdings, Inc. (p)	215,705	9,562,202

Semiconductors & Semiconductor Equipment 5.8%
Intel Corp.	1,398,970	36,177,364
Texas Instruments, Inc.	604,345	22,112,984

		58,290,348

Software 9.2%
Electronic Arts, Inc. *	306,305	17,150,017
Microsoft Corp.	1,554,895	45,807,207
NAVTEQ Corp. *	90,015	7,018,469
Oracle Corp. *	676,895	14,654,777
VMware, Inc., Class A (p)	99,600	8,466,000

		93,096,470

MATERIALS 2.5%
Chemicals 0.5%
Monsanto Co.	59,725	5,128,461

Metals & Mining 2.0%
Freeport-McMoRan Copper & Gold, Inc.	192,070	20,146,222

UTILITIES 2.9%
Electric Utilities 1.5%
NRG Energy, Inc. *	362,500	15,330,125

Independent Power Producers & Energy Traders 1.4%
Constellation Energy Group, Inc.	160,775	13,792,887

Total Common Stocks (cost $814,593,263)		1,002,541,060

OTHER 0.0%
Franklin Capital Associates, LP (h) + (cost $0)	500,000	10,675

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 10.7%
COMMERCIAL PAPER 0.5%
Morgan Stanley, 4.81%, 10/29/2007	$ 5,000,000	$5,000,000

CORPORATE BONDS 4.0%
Capital Markets 1.9%
Bear Stearns Cos., 5.39%, 01/10/2008	2,000,000	1,996,612
BNP Paribas SA, 4.85%, 02/22/2008	5,000,000	4,997,891
Carrera Capital Finance, LLC, FRN, 5.11%, 05/27/2008	3,000,000	3,000,133
Citigroup Global Markets, Inc., 5.37%, 10/01/2007	5,000,000	5,000,000
Morgan Stanley, FRN, 5.43%, 01/11/2008	4,000,000	4,000,985

		18,995,621

Consumer Finance 0.7%
Cullinan Finance Corp., FRN, 4.82%, 01/11/2008	5,000,000	4,999,816
Toyota Motor Credit Corp., FRN, 4.97%, 05/08/2008	2,000,000	1,997,262

		6,997,078

Diversified Financial Services 1.4%
Bank of America Corp., FRN, 5.30%, 02/08/2008	4,000,000	4,000,877
Premier Asset Collateralized Entity, LLC, FRN, 5.73%, 05/15/2008	5,000,000	5,000,871
Sigma Finance, Inc., FRN, 4.84%, 06/16/2008	5,000,000	4,994,156

		13,995,904

	Shares	Value

MUTUAL FUND SHARES 0.1%
AIM Short-Term Investments Trust Government & Agency Portfolio, Class I,
4.83% q	640,658	640,658

	Principal
	Amount	Value

REPURCHASE AGREEMENTS ^ 6.1%
ABN Amro, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007, maturity value
$1,000,444	$ 1,000,000	1,000,000
Banc of America Securities, LLC, 5.32%, dated 09/28/2007, maturing 10/01/2007,
maturity value $7,003,103	7,000,000	7,000,000
BNP Paribas Securities, 5.33%, dated 09/28/2007, maturing 10/01/2007, maturity
value $1,000,444	1,000,000	1,000,000
Cantor Fitzgerald & Co., 5.45%, dated 09/28/2007, maturing 10/01/2007, maturity
value $12,005,450	12,000,000	12,000,000
Credit Suisse First Boston, LLC, 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $7,003,109	7,000,000	7,000,000
Deutsche Bank Securities, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $5,002,221	5,000,000	5,000,000
Dresdner Kleinwort Wasserstein Securities, LLC, 5.33%, dated 09/28/2007,
maturing 10/01/2007, maturity value $19,008,439	19,000,000	19,000,000

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED continued
REPURCHASE AGREEMENTS ^ continued
Greenwich Capital Markets, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $3,001,333	$ 3,000,000	$3,000,000
Lehman Brothers, Inc., 5.32%, dated 09/28/2007, maturing 10/01/2007, maturity
value $1,000,443	1,000,000	1,000,000
Merrill Lynch Pierce Fenner & Smith, Inc., 5.32%, dated 09/28/2007, maturing
10/01/2007, maturity value $2,000,887	2,000,000	2,000,000
Nomura Securities International, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $4,001,777	4,000,000	4,000,000

		62,000,000

Total Investments of Cash Collateral from Securities Loaned
(cost $107,629,261)		107,629,261

	Shares	Value

SHORT-TERM INVESTMENTS 0.9%
MUTUAL FUND SHARES 0.9%
Evergreen Institutional Money Market Fund, Class I, 5.25% q ø
(cost $8,709,487)	8,709,487	8,709,487

Total Investments (cost $930,932,011) 111.1%		1,118,890,483
Other Assets and Liabilities (11.1%)		(111,957,366)

Net Assets 100.0%		$1,006,933,117

* Non-income producing security

(p) All or a portion of this security is on loan.

(h) Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

+ Security is deemed illiquid.

q Rate shown is the 7-day annualized yield at period end.

^ Collateral is pooled with the collateral of other Evergreen funds and allocated on a pro-rata basis into 136 issues of high grade short-term securities such that sufficient collateral is applied to the respective repurchase agreement.

ø Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

FRN Floating Rate Note

The following table shows the percent of total long-term investments by sector as of September 30, 2007:

Information Technology	40.1%
Industrials	13.6%
Health Care	11.3%
Consumer Discretionary	10.8%
Consumer Staples	8.8%
Energy	6.2%
Financials	3.8%
Utilities	2.9%
Materials	2.5%

100.0%

See Notes to Financial Statements

18

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

Assets
Investments in securities, at value (cost $922,222,524) including $104,794,673 of
securities loaned	$1,110,180,996
Investments in affiliated money market fund, at value (cost $8,709,487)	8,709,487

Total investments	1,118,890,483
Receivable for securities sold	22,948,387
Receivable for Fund shares sold	441,201
Dividends receivable	758,767
Receivable for securities lending income	20,463
Prepaid expenses and other assets	3,244

Total assets	1,143,062,545

Liabilities
Due to custodian bank	6,865,053
Payable for securities purchased	19,045,586
Payable for Fund shares redeemed	2,433,258
Payable for securities on loan	107,629,261
Advisory fee payable	51,590
Distribution Plan expenses payable	772
Due to other related parties	10,226
Accrued expenses and other liabilities	93,682

Total liabilities	136,129,428

Net assets	$1,006,933,117

Net assets represented by
Paid-in capital	$850,525,841
Undistributed net investment income	4,077,281
Accumulated net realized losses on investments	(35,628,477)
Net unrealized gains on investments	187,958,472

Total net assets	$1,006,933,117

Net assets consists of
Class A	$7,379,125
Class B	2,644,503
Class C	2,845,130
Class I	978,930,128
Class IS	15,123,856
Class R	10,375

Total net assets	$1,006,933,117

Shares outstanding (unlimited number of shares authorized)
Class A	216,004
Class B	80,627
Class C	86,755
Class I	28,384,295
Class IS	445,161
Class R	304

Net asset value per share
Class A	$34.16
Class A— Offering price (based on sales charge of 5.75%)	$36.24
Class B	$32.80
Class C	$32.79
Class I	$34.49
Class IS	$33.97
Class R	$34.13

See Notes to Financial Statements

19

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment income
Dividends	$11,915,133
Income from affiliate	1,309,503
Securities lending	293,271

Total investment income	13,517,907

Expenses
Advisory fee	7,507,594
Distribution Plan expenses
Class A	18,015
Class B	25,926
Class C	23,487
Class IS	38,801
Class R	34
Administrative services fee	1,204,304
Transfer agent fees	202,256
Trustees’ fees and expenses	26,665
Printing and postage expenses	72,889
Custodian and accounting fees	338,237
Registration and filing fees	126,255
Professional fees	59,917
Interest expense	14,907
Other	33,094

Total expenses	9,692,381
Less: Expense reductions	(40,434)
Expense reimbursements	(947)

Net expenses	9,651,000

Net investment income	3,866,907

Net realized and unrealized gains or losses on investments
Net realized gains on investments	187,775,418
Net change in unrealized gains or losses on investments	70,684,180

Net realized and unrealized gains or losses on investments	258,459,598

Net increase in net assets resulting from operations	$262,326,505

See Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

		Year Ended September 30,

	2007		2006

Operations
Net investment income		$3,866,907		$3,710,054
Net realized gains on investments		187,775,418		100,539,580
Net change in unrealized gains or
losses on investments		70,684,180		(50,831,470)

Net increase in net assets resulting
from operations		262,326,505		53,418,164

Distributions to shareholders from
Net investment income
Class I		(3,764,577)		(1,050,990)
Class IS		(4,407)		(1,351)

Total distributions to shareholders		(3,768,984)		(1,052,341)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	75,016	2,334,280	86,416	2,352,248
Class B	13,485	395,316	24,178	648,056
Class C	36,910	1,075,979	20,787	552,755
Class I	2,663,609	82,394,266	5,685,028	156,497,301
Class IS	181,131	5,488,445	272,614	7,377,100
Class R	112	3,609	92	2,558

		91,691,895		167,430,018

Net asset value of shares issued in
reinvestment of distributions
Class I	34,981	1,041,734	9,798	273,456
Class IS	116	3,419	36	1,001

		1,045,153		274,457

Automatic conversion of Class B
shares to Class A shares
Class A	4,446	135,405	2,266	61,135
Class B	(4,612)	(135,405)	(2,336)	(61,135)

		0		0

Payment for shares redeemed
Class A	(59,136)	(1,806,668)	(89,999)	(2,461,660)
Class B	(28,850)	(839,481)	(23,525)	(625,558)
Class C	(15,496)	(471,646)	(20,997)	(557,781)
Class I	(24,237,440)	(746,985,659)	(17,256,927)	(472,079,940)
Class IS	(312,116)	(9,463,700)	(334,302)	(9,046,419)
Class R	(18)	(538)	(160)	(4,345)

		(759,567,692)		(484,775,703)

Net decrease in net assets resulting
from capital share transactions		(666,830,644)		(317,071,228)

Total decrease in net assets		(408,273,123)		(264,705,405)
Net assets
Beginning of period		1,415,206,240		1,679,911,645

End of period		$1,006,933,117		$1,415,206,240

Undistributed net investment income		$4,077,281		$2,057,916

See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Strategic Growth Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I, Class IS and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

22

NOTES TO FINANCIAL STATEMENTS continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to passive foreign investment companies. During the year ended September 30, 2007, the following amounts were reclassified:

Undistributed net investment income	$ 1,921,442
Accumulated net realized losses on investments	(1,921,442)

23

NOTES TO FINANCIAL STATEMENTS continued

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.55% as average daily net assets increase. For the year ended September 30, 2007, the advisory fee was equivalent to 0.62% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2007, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $947.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2007, the Fund paid brokerage commissions of $235,443 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net

24

NOTES TO FINANCIAL STATEMENTS continued

assets for Class IS shares, 0.30% of the average daily net assets for Class A shares, 0.50% of the average daily net assets for Class R shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2007, EIS received $1,112 from the sale of Class A shares and $4,490 and $95 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,147,054,798 and $1,782,267,717, respectively, for the year ended September 30, 2007.

During the year ended September 30, 2007, the Fund loaned securities to certain brokers. At September 30, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $104,794,673 and $107,629,261, respectively.

On September 30, 2007, the aggregate cost of securities for federal income tax purposes was $936,334,087. The gross unrealized appreciation and depreciation on securities based on tax cost was $185,649,219 and $3,092,823, respectively, with a net unrealized appreciation of $182,556,396.

As of September 30, 2007, the Fund had $33,907,724 in capital loss carryovers for federal income tax purposes with $22,244,004 expiring in 2008 and $11,663,720 expiring in 2009.

These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended September 30, 2007 in accordance with income tax regulations.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed			Temporary
Ordinary	Long-term	Unrealized	Capital Loss	Book/Tax
Income	Capital Gain	Appreciation	Carryovers	Differences

$ 4,130,505	$ 3,681,323	$182,556,396	$ 33,907,724	$ (53,224)

25

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies. The temporary book/tax differences are a result of timing differ-nces between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $3,768,984 and $1,052,341 of ordinary income for the years ended September 30, 2007 and September 30, 2006, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% .

During the year ended September 30, 2007, the Fund had average borrowings outstanding of $252,661 at an average rate of 5.90% and paid interest of $14,907.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution

26

NOTES TO FINANCIAL STATEMENTS continued

consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption on FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair

27

NOTES TO FINANCIAL STATEMENTS continued

value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Strategic Growth Fund, a series of the Evergreen Select Equity Trust, as of September 30, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Strategic Growth Fund as of September 30, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2007

29

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended September 30, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2007, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

30

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Strategic Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic

31

ADDITIONAL INFORMATION (unaudited) continued

planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed

32

ADDITIONAL INFORMATION (unaudited) continued

the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the Evergreen funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were

33

ADDITIONAL INFORMATION (unaudited) continued

appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted the Fund’s recent relative underper-formance for the one-year period ending December 31, 2006, but noted its more recent positive relative performance and its competitive long-term record. The Trustees noted that, for the one-and three-year periods ended December 31, 2006, the Fund’s Class A shares had underperformed the Fund’s benchmark index, the Russell 1000 Growth Index, and that the Fund’s Class A shares performance was in the fourth quintile for the one-year period ended December 31, 2006, and the third quintile for the three-year period ended December 31, 2006, of the funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the five-year period ended December 31, 2006, the Fund had outperformed its benchmark index and a majority of the funds against which the Trustees compared the Fund’s performance.

The Trustees noted that the Fund’s management fee was near but higher than the median of the management fees paid by the other funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from

34

ADDITIONAL INFORMATION (unaudited) continued

managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

571534 rv3 11/2007

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the two series of the Registrant’s annual financial statements for the fiscal years ended September 30, 2007 and September 30, 2006, and fees billed for other services rendered by KPMG LLP.

	2007	2006
Audit fees	$ 50,400	$47,100
Audit-related fees	0	0

Audit and audit-related fees	50,400	47,100
Tax fees (1)	1,200	4,250
Non-audit fees (2)	1,208,367	665,575
All other fees	0	0

Total fees	$1,259,967	$716,925

(1) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Equity Trust

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: November 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
 Dennis H. Ferro,
Principal Executive Officer

Date: November 28, 2007

By: ________________________
Jeremy DePalma
Principal Financial Officer

Date: November 28, 2007